                                 PROMISSORY NOTE

-----------------------------------------------------------------------------------------------------------------------
 Principal    Loan Date        Maturity        Loan No         Call     Collateral      Account    Officer    Initials
$300,000.00   01-09-1997      01-09-1998      11788703         C4A          35                       RLR
-----------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------


Borrower: CERTIFIED DIABETIC SUPPLIES, INC.                 Lender: FIRST NATIONAL BANK OF NAPLES
          1951 J&C BLVD                                             MAIN OFFICE
          NAPLES, FL  34109                                         900 GOODLETTE ROAD NORTH
                                                                    PO BOX 413043
                                                                    NAPLES, FL  33941-3043

========================================================================================================================

Principal Amount:  $300,000.00          Initial Rate:  9.500%             Date of Note: January 9, 1997

                  PROMISE TO PAY, CERTIFIED DIABETIC SUPPLIES, INC. ("Borrower") promises to pay to FIRST NATIONAL BANK OF NAPLES ("Lender"), or order, in lawful money of the United States of America, the principal amount of Three Hundred Thousand & 00/100 Dollars ($300,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate will not increase above 18.000%.

                  PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on January 9, 1998. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning February 9, 1997, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

                  VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Bankers Trust Prime Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 8.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.250 percentage points over the Index, adjusted if necessary for the minimum and maximum rate limitations descried below, resulting in an initial rate of 9.500% per annum. Notwithstanding any other provision of this Note, the variable interest rate or rates provided for in this Note will be subject to the following minimum and maximum rates. NOTICE: Under no circumstances will the effective rate of interest on this Note be less than 4.000% per annum or more than (except for any higher default rate shown below) the lesser of 18.000% per annum or the maximum rate allowed by applicable law.

1-09-1997                    PROMISSORY NOTE                           Page 2
Loan No. 11788703              (continued)
================================================================================

                  PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $10.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest.
Rather, they will reduce the principal balance due.

                  LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $5.00, whichever is greater.

                  DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

                  LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum, if and to the extent that the increase does not cause the interest rate to exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's

1-09-1997                    PROMISSORY NOTE                           Page 3
Loan No. 11788703              (continued)
================================================================================

reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Florida. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of COLLIER County, the State of Florida. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of Florida.

                  RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

                  COLLATERAL.  This Note is secured by Business Assets.

                  LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority:
Peter J. Fiscina and Albert R. Ayala. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

1-09-1997                    PROMISSORY NOTE                           Page 4
Loan No. 11788703              (continued)
================================================================================

                  FINANCIAL STATEMENT COVENANT. The Borrower and any guarantors agree that, unless the Bank shall otherwise consent in writing, they shall deliver to the Bank 1) as soon as available and in any event within 60 days after the end of each calendar and/or fiscal year, an updated detailed financial statement in a format acceptable to the Lender; and 2) a copy of Corporate and/or personal income tax returns, as applicable, within 20 days of submission to the Internal Revenue Service annually during the term of this obligation.

                  CLEAN UP PROVISION. This loan shall be cleaned-up (i.e., maintained at a zero balance) for thirty consecutive days during the term of the loan.

                  LIMITATION OF ADVANCES. Advances will be limited to a maximum of 65% of Accounts Receivable 90 days old or less.

                  AGING SCHEDULES. Monthly Aging Schedules on Accounts Receivable will be required.

                  GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as ""charge or collect"", any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

                  PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

1-09-1997                    PROMISSORY NOTE                           Page 5
Loan No. 11788703              (continued)
================================================================================

BORROWER:

CERTIFIED DIABETIC SUPPLIES, INC.


By: Copy
    ----------------------------------(SEAL)
    Peter J. Fiscina, President

================================================================================
Variable Rate. Line of Credit.                     Laser Pro, Reg. U.S. Pat. &
                                                   T.M. Off., Ver. 3.22b(c)
                                                   1997 CFI ProServices,Inc.
                                                   All rights reserved.
                                                   [FL-D20 F3.22a PF DERLRI.LN]

                     DISBURSEMENT REQUEST AND AUTHORIZATION

-----------------------------------------------------------------------------------------------------------------------
 Principal    Loan Date        Maturity        Loan No         Call     Collateral      Account    Officer    Initials
$300,000.00   01-09-1997      01-09-1998      11788703         C4A          35                       RLR         PF
-----------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------


Borrower: CERTIFIED DIABETIC SUPPLIES, INC.                 Lender: FIRST NATIONAL BANK OF NAPLES
          1951 J&C BLVD                                             MAIN OFFICE
          NAPLES, FL  34109                                         900 GOODLETTE ROAD NORTH
                                                                    PO BOX 413043
                                                                    NAPLES, FL  33941-3043

========================================================================================================================


LOAN TYPE. This is a Variable Rate (2.000% over Bankers Trust Prime Rate, with an interest rate floor of 4.000%, and with an interest rate ceiling of 18.000%, making an initial rate of 9.5%), Revolving Line of Credit Loan to a Corporation for $300,000.00 due on January 9, 1998.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     [ ]   Personal, Family, or Household Purposes or Personal Investment.

     [x]   Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Short Term Working Capital Pending Receivables Collection.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $300,000.00 as follows:

             Undisbursed Funds:                            $300,000.00

             Other Charges Financed:                             $0.00
                                                           -----------

             Note Principal:                               $300,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

             Prepaid Finance Charges Paid in Cash:           $1,500.00
                      $1,500.00 Points

             Other Charges Paid in Cash:                     $1,050.00
                      $1,050.00 Documentary Stamps
                                                           -----------

             Total Charges Paid in Cash:                     $2,550.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 9, 1997.

BORROWER:

CERTIFIED DIABETIC SUPPLIES, INC.

By:______________________________________ (SEAL)
   Peter J Fiscina, President

================================================================================
Variable Rate. Line of Credit. LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.22b(c) 1997 CFI ProServices, Inc. All rights reserved. (FL-120 PFDERLR1.LN)